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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)-- FEBRUARY 9, 2000




                            NUWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-28606                22-3387630
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(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                 ONE PASSAIC AVENUE, FAIRFIELD, NEW JERSEY 07004
          (Address of principal executive offices, including Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE-- (973) 882-8810

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

                    On February 9, 2000, NUWAVE Technologies, Inc., a Delaware corporation ("NUWAVE"), held a special meeting of stockholders at which two proposals were approved. The proposals were (1) approval of the issuance of NUWAVE's securities in a private placement to comply with a Nasdaq Stock Market corporate governance rule, and (2) approval of an amendment to NUWAVE's Certificate of Incorporation to increase the authorized number of shares of NUWAVE's Common Stock to 40 million shares. Pursuant to the approval of the amendment of NUWAVE's Certificate of Incorporation, a certificate of amendment thereto was prepared and filed with the Secretary of State of Delaware on February 9, 2000.

                    A copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits
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               3.1       Certificate of Amendment to Certificate of
                         Incorporation, as filed with the Secretary of State of Delaware on February 9, 2000.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NUWAVE TECHNOLOGIES, INC.




                                        By: /s/ Jeremiah F. O'Brien
                                           -------------------------------
                                           Name:   Jeremiah F. O'Brien
                                           Title:  Chief Financial Officer
                                                   and Corporate Secretary


Dated:  February 22, 2000


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                                  EXHIBIT INDEX
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Exhibit Number      Description of Exhibit
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     3.1            Certificate of Amendment to Certificate of Incorporation of
                    NUWAVE Technologies, Inc., as filed with the Secretary of State of Delaware on February 9, 2000.